AMENDMENT NO. 14
TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 14, dated as of January 24, 2007 (this "Amendment"), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the "Buyer"), THE NEW YORK MORTGAGE COMPANY, LLC ("NYM Company"), NEW YORK MORTGAGE FUNDING, LLC ("NYM Funding" and together with NYM Company the "Sellers") and NEW YORK MORTGAGE TRUST, INC (the "Guarantor").

RECITALS

The Buyer, the Sellers and the Guarantor are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of March 30, 2005, as amended by Amendment No. 1, dated as of April 29, 2005, Amendment No. 2, dated as of May 10, 2005, Amendment No. 3, dated as of July 18, 2005, Amendment No.4, dated as of August 5, 2005, Amendment No. 5, dated as of September 6, 2005, Amendment No. 6, dated as of November 14, 2005, Amendment No. 7, dated as of March 14, 2006, Amendment No. 8, dated as of March 24, 2006, Amendment No. 9, dated as of May 10, 2006, Amendment No. 10, dated as of August 4, 2006, Amendment No. 11, dated as of November 9, 2006, Amendment No. 12, dated as of November 9, 2006 and Amendment No. 13, dated as of December 12, 2006 (the "Existing Master Repurchase Agreement"; as amended by this Amendment, the "Master Repurchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Master Repurchase Agreement.

The Buyer the Sellers and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Master Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer the Sellers and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:

SECTION 1. Applicability. Section 1 of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

"From time to time the parties hereto may enter into transactions in which Sellers agree to transfer to Buyer Mortgage Loans (as hereinafter defined) against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Sellers such Mortgage Loans at a date certain or on demand, against the transfer of funds by Sellers. This Agreement is a commitment by Buyer to engage in the Transactions as set forth herein up to the Maximum Committed Purchase Price; provided, that the Buyer shall have no commitment to enter into any Transaction requested which would result in the aggregate Purchase Price of then outstanding Transactions to exceed the Maximum Committed Purchase Price. Each such transaction shall be referred to herein as a "Transaction" and, unless otherwise agreed in writing, shall be governed

by this Agreement, including any supplemental terms or conditions contained in any annexes identified herein, as applicable hereunder."

SECTION 2. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by adding the following defined terms in their proper alphabetical order:

"Commitment Fee" means, for each calendar quarter, an amount equal to the product of (x) 0.25% and (y) the Maximum Committed Purchase Price, based on a 360 day year."

"Maximum Committed Purchase Price" means ONE MILLION DOLLARS ($1,000,000), which shall be for the exclusive use of NYM Company. All funds made available by Buyer to the Sellers under this Agreement will first be attributed to the Maximum Committed Purchase Price. For purposes of this Agreement, Mortgage Loans will be allocated first to the Maximum Committed Purchase Price based on the date on which such Mortgage Loan becomes subject to this Agreement, commencing from the earliest date to the most recent date. To the extent that there is availability under the Maximum Aggregate Purchase Price, but any Mortgage Loans proposed by the Sellers for purchase by Buyer would otherwise exceed the Maximum Committed Purchase Price, then to the extent that such Maximum Committed Purchase Price would be exceeded, such Mortgage Loans may be purchased by the Buyer on an uncommitted basis, in Buyer's sole discretion.

SECTION 3. Initiation; Termination. Section 3 of the Existing Repurchase Agreement is hereby amended by deleting clause (a) thereto in its entirety and replacing it with following:

"a. From time to time, in the sole discretion of Buyer, Buyer will purchase from Sellers certain Mortgage Loans that have been either originated by Sellers or purchased by Sellers from other originators. **This Agreement is a commitment by Buyer to enter into Transactions with the Sellers for an amount equal to the Maximum Committed Purchase Price. This Agreement is not a commitment by Buyer to enter into Transactions with the Sellers for amounts exceeding the Maximum Committed Purchase Price but rather sets forth the procedures to be used in connection with periodic requests for Buyer to enter into Transactions with the Sellers. Each Seller hereby acknowledges that, beyond the Maximum Committed Purchase Price, Buyer is under no obligation to agree to enter into, or to enter into, any Transaction pursuant to this Agreement; provided, that, Buyer shall give the Sellers at least 60 days prior written notice of its decision not to enter into any additional Transactions hereunder unless such decision is a result of failure by a Seller to satisfy a condition precedent.** All Purchased Mortgage Loans shall exceed or meet the Underwriting Guidelines, and shall be serviced by Servicer. The aggregate Purchase Price of Purchased Mortgage Loans subject to outstanding Transactions shall not exceed the Maximum Aggregate Purchase Price."

SECTION 4. Commitment Fee. Section 34 is hereby amended by adding the following paragraph at the end thereto:

No later than the Price Differential Payment Date following the end of each calendar quarter, Sellers shall pay in immediately available funds to Buyer the Commitment Fee. Such payment shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Buyer at such account designated by Buyer.

SECTION 5. Conditions Precedent. This Amendment shall become effective as of the date hereof (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

5.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(1) this Amendment, executed and delivered by duly authorized officers of the Buyer, the Sellers and the Guarantor; and

(2) such other documents as the Buyer or counsel to the Buyer may reasonably request.

5.2 Payment of Attorneys' Fees. On the Amendment Effective Date, the Sellers shall have paid attorneys' fees to Buyer or its counsel either by payment or by authorized debit in connection with this Amendment in an amount equal to $1,650.

SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 8. Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that such Guaranty shall apply to all of the Obligations under the Master Repurchase Agreement, as it may be amended, modified and in effect, from time to time.

SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,
as Buyer

By: Bruce S. Kaiserman
Name:
Title:

NYM Company:

THE NEW YORK MORTGAGE COMPANY, LLC,
as Seller

By:____________________________
Name:
Title:

NYM Funding:

NEW YORK MORTGAGE FUNDING, LLC,
as Seller

By:____________________________
Name:
Title:

Guarantor

NEW YORK MORTGAGE TRUST, INC,
as Seller

By:____________________________
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,
as Buyer

By:________________________
Name:
Title:

NYM Company:

THE NEW YORK MORTGAGE COMPANY, LLC,
as Seller

By:________________________
Name: Steven Mumma
Title: Chief Financial Officer

NYM Funding:

NEW YORK MORTGAGE FUNDING, LLC,
as Seller

By:________________________
Name: Steven Mumma
Title: Chief Financial Officer

Guarantor

NEW YORK MORTGAGE TRUST, INC,
as Seller

By:________________________
Name: David Akre
Title: Vice Chairman & Co-CEO